NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
              INCORPORATED UNDER THE LAWS OF THE STATE OF OKLAHOMA

                                                           ---------------------
                                                           CUSIP NO. 51805Q 10 2
                                                           ---------------------

========                                                                ========
 NUMBER                                                                  SHARES

  0366                                                                  **VOID**
========                                                                ========

                             LASER ENERGETICS, INC.

                  AUTHORIZED COMMON STOCK: 720,000,000 SHARES
                                PAR VALUE: $0.001

THIS CERTIFIES THAT         S P E C I M E N   C E R T I F I C A T E

IS THE RECORD HOLDER OF                 ******VOID********

          -- Shares of Laser Energetics, Inc. - Class A Common Stock --

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registar

      Witness the facsimile seal of the Coporation and the facsimile signatures of its duly authorized officers

Dated: ****VOID****


/s/ Dominic C. Battisti                               /s/ Robert D. Battis
--------------------------           [SEAL]           --------------------------
                 SECRETARY                                             PRESIDENT

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

                   Countersigned & Registered:
                   INTERSTATE TRANSFER COMPANY
                 6084 South 900 East, Suite 101     By__________________________
                    Salt Lake City, UT 84121             Authorized Signature
                          [ILLEGIBLE]

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common             UNIF GIFT MIN ACT -- Custodian
TEN ENT -- as tenants by the entireties           (Cust)          (Minor)
JT TEN -- as joint tenants with right of          under Uniform Gifts to Minors
survivorship and not as tenants in common         Act..........................
                                                              (State)

     Additional abbreviations may also be used though not in the above list.

      For Value Received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________
  {PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________



          ______________________________________________________________________
          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
                  AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.